                                                        [REI -- EXHIBIT 4(d)(4)]

                       THIRD AMENDMENT TO CREDIT AGREEMENT


                  THIS THIRD AMENDMENT, dated as of November 9, 1998 (this "Amendment"), to the Credit Agreement dated as of August 6, 1997 (as amended by the First Amendment to the Credit Agreement dated as of December 23, 1997 and the Second Amendment to the Credit Agreement dated as of February 27, 1998 (the "Second Amendment") and as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), is made and entered into among: (i) HOUSTON INDUSTRIES FINANCECO LP, a Delaware limited partnership (the "Borrower"); (ii) HOUSTON INDUSTRIES INCORPORATED, a Texas corporation ("HII");
(iii) the several banks and other financial institutions from time to time parties thereto (collectively, the "Banks," and each individually; a "Bank");
(iv) CHASE SECURITIES INC., as Arranger (in such capacity, the "Arranger"); and
(v) THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Agent").


                              W I T N E S S E T H:


                  WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make certain loans and other extensions of credit to the Borrower; and

                  WHEREAS, the Borrower has requested that the Credit Agreement be amended to, among other things, modify the negative covenant relating to the ratio of HII's Consolidated Indebtedness for Borrowed Money to Consolidated Capitalization;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. DEFINITIONS.

                  1.1 Defined Terms. Unless otherwise defined herein and except as set forth in this Amendment, terms defined in the Credit Agreement are used herein as therein defined.

                  SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT.

                  2.1 Amendment to Section 1.1 of the Credit Agreement. Section
1.1 of the Credit Agreement is hereby amended by deleting from the definition of "Security Documents" the words ", the Pledge and Collateral Agency Agreement" (the Pledge And Collateral Agency Agreement having been terminated pursuant to the Second Amendment).

                  2.2 Amendment to Section 8.4(b) of the Credit Agreement.
Section 8.4(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                                    "(b) Financial Ratios. HII will not permit
                  the ratio of Consolidated Indebtedness for Borrowed Money to Consolidated Capitalization to exceed 0.65:1.00."

                  2.3 Amendment to Section 8.4.(g)(i) of the Credit Agreement.
Section 8.4(g)(i) of the Credit Agreement is hereby amended by reinserting the phrase "of HII so long as the source of payment therefor is received by such Subsidiary" in the ninth line thereof immediately following the phrase "advances or Guarantees made by any Subsidiary" (it being understood that such reinserted text was inadvertently omitted in the Second Amendment), so that such Section shall read in its entirety as follows:

                           "(i) at any time (x) at which no Default or Event of Default has occurred and is continuing, (y) that Projected Available Cash exceeds Projected Borrower Debt Service for the fiscal quarter of HII then in effect and (z) that the long-term senior secured debt rating in effect for HII is at least BBB by S&P or Baa2 by Moody's, HII shall be permitted to make direct or indirect HII Investments in Subsidiaries of HII, and HII Investments constituting purchases or acquisitions of assets, securities or Capital Stock that result, upon consummation thereof, in such assets, securities or Capital Stock being owned by or becoming Subsidiaries of HII (it being understood that the foregoing shall not apply to any investments, acquisitions, loans, advances or Guarantees made by any Subsidiary of HII so long as the source of payment therefor is received by such Subsidiary in accordance with this clause (i) and the other applicable provisions of this Agreement); provided that the requirements set forth in clauses (x) and
         (y) above would be satisfied after giving effect to (1) such HII Investments and (2) any sources of cash available or reasonably expected by HII at the time of the proposed investment to be available during the fiscal quarter of HII then in effect;"

                  SECTION 3. MISCELLANEOUS.

                  3.1 Effectiveness and References. This Amendment shall become effective on the date upon which the Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrower, HII, the Agent and the Majority Banks. On and after said effective date, the term "Agreement" as used in the Credit Agreement, the other loan documents executed in connection therewith, and any other instrument, document, or writing furnished to the Banks, the Agent, or the Arranger by the Borrower shall mean the Credit Agreement, as amended hereby.

                  3.2 Representations and Warranties. After giving effect to the amendments contained herein, each of the Borrower and HII hereby confirm, reaffirm and restate the representations and warranties set forth in Article VII of the Credit Agreement; provided that each reference in such Article VII to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as previously amended and as amended by this Amendment. On the date hereof, no Default or Event of Default has occurred or is continuing.

                  3.3 Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                  3.4 Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents (as may have been previously amended) are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents except as expressly set forth herein.

                  3.5 Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  3.6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                         HOUSTON INDUSTRIES
                                         FINANCECO LP

                                         By:   HOUSTON INDUSTRIES
                                               FINANCECO GP, LLC,
                                               its General Partner


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------

                                         HOUSTON INDUSTRIES INCORPORATED


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------

                                         THE CHASE MANHATTAN BANK, as
                                         Agent and as a Bank


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         BANKBOSTON, N.A.

                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         BANK OF MONTREAL


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         THE BANK OF NEW YORK


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         THE BANK OF NOVA SCOTIA


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         THE BANK OF TOKYO-MITSUBISHI
                                         LTD., HOUSTON AGENCY


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------

                                         BARCLAYS BANK PLC


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         CREDIT AGRICOLE INDOSUEZ


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         CIBC INC.


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         CITIBANK, N.A.


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         COMERICA BANK


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------

                                         COMMERZBANK
                                         AKTIENGESELLSCHAFT,
                                         ATLANTA AGENCY


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         CREDIT LYONNAIS
                                         NEW YORK BRANCH


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         CREDIT SUISSE FIRST BOSTON


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         THE DAI-ICHI KANGYO BANK,
                                         LIMITED


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         FIRST UNION NATIONAL BANK


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------

                                         FLEET NATIONAL BANK


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         THE FUJI BANK, LIMITED -
                                         HOUSTON AGENCY


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         THE INDUSTRIAL BANK OF JAPAN,
                                         LIMITED, NEW YORK BRANCH


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         THE LONG-TERM CREDIT BANK OF
                                         JAPAN, LTD.


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         MELLON BANK, N.A.


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------

                                         NATIONSBANK, N.A. (SUCCESSOR BY
                                         MERGER TO NATIONSBANK OF TEXAS, N.A.)

                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         THE NORTHERN TRUST COMPANY


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         ROYAL BANK OF CANADA


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         THE SAKURA BANK, LIMITED


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         SOCIETE GENERALE,
                                         SOUTHWEST AGENCY


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         THE SUMITOMO BANK, LIMITED


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------

                                         THE TOKAI BANK, LTD.


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         TORONTO DOMINION (TEXAS), INC.


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         UBS AG, NEW YORK BRANCH


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         WACHOVIA BANK OF GEORGIA, N.A.


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE, NEW YORK
                                         BRANCH


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------


                                         By:
                                            -----------------------------------
                                         Title:

                                         THE YASUDA TRUST AND BANKING
                                         COMPANY LIMITED
                                         NEW YORK BRANCH


                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------